SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                             (Amendment No.     )

Filed by the Registrant  [x]
Filed by a Party other than the Registrant [ ]

Check the Appropriate Box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                        CASCADE FINANCIAL CORPORATION
               (Name of Registrant as Specified in Its Charter)
     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

   (2)  Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   (4)  Proposed maximum aggregate value of transaction:

   (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously paid:

   (2)  Form, Schedule or Registration Statement No.:

   (3)  Filing Party:

   (4)  Date Filed:

Cascade Financial Corporation logo


 March 30, 2005



Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Cascade Financial Corporation (the "Company") to be held at the Everett Golf and Country Club, 1500 52nd Street SE, Everett, Washington, at 6:30 p.m. on Tuesday, April 26, 2005.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company, and its bank subsidiary, Cascade Bank. Directors and officers of the Company will be present to respond to appropriate questions from shareholders.

Detailed information concerning our activities and operating performance during the fiscal year ended December 31, 2004 is contained in the Annual Report to Shareholders.

Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the Annual Meeting. Accordingly, we ask that you please sign, date and return the enclosed proxy card at your earliest convenience, or vote your shares by internet or telephone as described in the following materials.

We look forward to seeing you at the meeting.

Sincerely,



/s/ David W. Duce                     /s/ Carol K. Nelson
----------------------                -------------------------------------
David W. Duce                         Carol K. Nelson
Chairman of the Board                 President and Chief Executive Officer


Enclosure

2828 Colby Avenue, Everett, WA 98201
425-339-5500 or 800-326-8787
www.cascadebank.com

                        CASCADE FINANCIAL CORPORATION
                          NOTICE OF ANNUAL MEETING
                              OF SHAREHOLDERS


TIME                  6:30 p.m., Pacific Standard Time, on Tuesday,
----                  April 26, 2005.

PLACE                 Everett Golf and Country Club
-----                 1500 52nd Street SE
                      Everett, Washington

ITEMS OF BUSINESS     1.  To elect four directors, one to hold office until the
-----------------         2007 Annual Meeting of Shareholders and three to hold
                          office until the 2008 Annual Meeting of Shareholders;
                          and

                      2. To take action on any other business that may properly be considered at the meeting or any adjournment thereof.

RECORD DATE           You may vote at the meeting if you were a shareholder of
-----------           record at the close of business on March 15, 2005.

VOTING BY PROXY       If you cannot attend the Annual Meeting, you may vote
---------------       your shares over the internet or by telephone, or by
                      completing and promptly returning the enclosed proxy card in the envelope provided. Internet and telephone voting procedures are described in the General Information About the Meeting and Voting section on page 1 and on the proxy card provided to you.

ANNUAL REPORT         Cascade Financial Corporation's December 31, 2004 Annual
-------------         Report, which is not part of the proxy soliciting
                      material, is enclosed.

                                            By Order of the Board of Directors,

                                            /s/ Lars H. Johnson
                                            -------------------
                                            Lars H. Johnson
                                            Secretary



  This Notice of Annual Meeting, Proxy Statement and accompanying proxy card are being distributed on or about March 30, 2005.

                        CASCADE FINANCIAL CORPORATION
                              2828 Colby Avenue
                          Everett, Washington 98201

                            ---------------------

                               PROXY STATEMENT
                       Annual Meeting of Shareholders
                               April 26, 2005

     We are providing these proxy materials in connection with the solicitation by the Board of Directors of Cascade Financial Corporation (the "Company") of proxies to be voted at the Company's Annual Meeting of Shareholders to be held on April 26, 2005, and at any adjournment of the meeting.

               GENERAL INFORMATION ABOUT THE MEETING AND VOTING
               ------------------------------------------------

Who may vote at the meeting?
----------------------------

     The Board of Directors of the Company (the "Board") has set March 15, 2005, as the record date for the meeting. If you were the owner of Company common stock at the close of business on March 15, 2005, you may vote at the meeting. You are entitled to one vote for each share of common stock you held on the record date.

How many shares must be present to hold the meeting?
----------------------------------------------------

     A majority of the Company's outstanding common shares as of the record date must be present at the meeting in order to hold the meeting and conduct business. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. On the record date, there were 9,572,448 shares of Company common stock outstanding. Shares are counted as present at the meeting if you:

  *  Are present and vote in person at the meeting; or
  *  Have voted by internet or telephone; or
  *  Have properly submitted a proxy card.

What proposals will be voted on at the meeting?
-----------------------------------------------

     The only proposal scheduled to be voted on at the meeting is the election of four directors, one to hold office until the 2007 Annual Meeting of Shareholders, and three to hold office until the 2008 Annual Meeting of Shareholders.

How many votes are required to approve the proposals?
-----------------------------------------------------

     The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors.

How are votes counted?
----------------------

     You may either vote "FOR" or "WITHHOLD" authority to vote for each nominee for the Board of Directors. If you withhold authority to vote for the election of directors, your shares will not be voted with respect to the director or directors identified. If you just sign and submit your proxy card without voting instructions, your shares will be voted "FOR" each director nominee.

     If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. This is
called a "broker non-vote."   Shares held by brokers who do not have
discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether shareholders have approved that matter, but they are counted as present for the purpose of determining a quorum at the Annual Meeting.

How does the Board recommend that I vote?
-----------------------------------------

     The Board recommends that you vote your shares "FOR" each of the director nominees.

How do I vote my shares without attending the meeting?
------------------------------------------------------

     If you are a shareholder of record or hold shares through a Cascade stock plan, you may vote by granting a proxy. For shares held in street name, you may vote by submitting voting instructions to your broker or nominee. In any circumstance, you may vote:

  * By Internet or Telephone - If you have internet or telephone access, you may submit your proxy by following the voting instructions on the proxy card. If you vote by internet or telephone, you do not need to return your proxy card.

  * By Mail - You may vote by mail by signing and dating your proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

     Internet and telephone voting facilities will close at 11:59 p.m., Eastern Time, on April 25, 2005.

How do I vote my shares in person at the meeting?
-------------------------------------------------

     If you are a shareholder of record and prefer to vote your shares at the meeting, you should bring the enclosed proxy card or proof of identification. You may vote shares held in street name at the meeting only if you obtain a signed proxy from the record holder (broker or other nominee) giving you the right to vote the shares.

     Even if you plan to attend the meeting, we encourage you to vote in advance by internet, telephone or proxy card so your vote will be counted even if you later decide not to attend the meeting.

What does it mean if I receive more than one proxy card?
--------------------------------------------------------

     It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, sign and return each proxy card.

May I change my vote?
---------------------

     Yes. If you vote by mail, you may later change your vote and revoke your proxy card by:

  * Sending a written statement to that effect to the Secretary of the Company on or before April 12, 2005;

  *  Voting by internet or telephone at a later date;

  *  Submitting a properly signed proxy card with a later date; or

  *  Voting in person at the Annual Meeting.

                      PROPOSAL 1 - ELECTION OF DIRECTORS
                      ----------------------------------

Directors and Nominees
----------------------

     The Board is divided into three classes approximately equal in size. The members of each class are usually elected to serve three-year terms with the term of office of each class ending in successive years. However, since
Richard L. Anderson was appointed to the Board in 2004, the Company's Bylaws require that he stand for election at the 2005 Annual Meeting. To keep the classes of directors approximately equal, the Company's Corporate Governance and Nominating Committee recommends that Mr. Anderson be initially elected to a two-year term ending in 2007. David W. Duce, Carol K. Nelson and David R. O'Connor are the directors whose terms expire at this Annual Meeting and who have been nominated for re-election to the Board to serve until the 2008 Annual Meeting or until their successors are elected and qualified. All nominees are currently directors.

     All the nominees have consented to being named as a nominee in this Proxy Statement and have indicated a willingness to serve if elected. However, if any nominee becomes unable to serve before the election, the shares represented by proxies may be voted for a substitute nominee designated by the Board, unless a contrary instruction is indicated on the proxy card. Set forth hereafter is a short biographical summary of each director and the first date they served as a director for either the Company or prior to formation of the Company in 1994, Cascade Bank.

              NOMINEE FOR DIRECTOR FOR TWO-YEAR TERM ENDING 2007
              --------------------------------------------------

RICHARD L. ANDERSON, C.P.A.                                 Director since 2004
---------------------------

     Richard L. Anderson, age 50, is a certified public accountant and managing shareholder with Hascal, Sjoholm & Company, P.S., a firm with which he has been employed since 1976. This firm is the largest locally owned certified public accounting firm in Snohomish County, serving businesses and families since 1948. He is a member of the Downtown Everett Rotary and has served board positions with a wide range of civic and community groups, including the Greater Everett Community Foundation, Everett Public Facilities District, Compass Health, the Everett Public Library, Arts United, and Big Brothers/Big Sisters of Snohomish County, among others. Mr. Anderson earned his Bachelor of Arts Degree in Business Administration with an emphasis in accounting from Washington State University and earns continuing professional education credits in numerous topics sponsored by the American Institute of Certified Public Accountants and the Washington Society of CPAs. He resides in Everett, Washington. Mr. Anderson serves as a member of the Audit and Finance Committee.

           NOMINEES FOR DIRECTORS FOR THREE-YEAR TERMS ENDING 2008
           -------------------------------------------------------

DAVID W. DUCE                                               Director since 1991
-------------

     David W. Duce, age 45, has been a practicing attorney with the Everett law firm of Duce Bastian Peterson since 1985. He was elected Chairman of Cascade Financial Corporation's Board of Directors in May 2004 and serves as Chair of the Executive Committee. Mr. Duce previously served as Vice Chair of the Company and Chair of the Company's Compensation and Personnel Committee. Mr. Duce received his Juris Doctor degree Magna Cum Laude from Pepperdine University School of Law in 1984. Mr. Duce is a past chairman of the Professional Negligence Section of the Washington State Trial Lawyers Association and is an arbitrator for Snohomish County Superior Court.

CAROL K. NELSON                                             Director since 2001
--------------

     Carol K. Nelson, age 48, was appointed Chief Executive Officer of the Company commencing May 1, 2002. She has served as President of the Company and President and Chief Executive Officer of the Bank since February 2001. She was previously Senior Vice President and Northern Region Executive of Bank of America from 1996 to 2001. Ms. Nelson holds a Bachelor's degree in Business Finance and a Master's degree in Business Administration from Seattle University. Ms. Nelson is the immediate past Chair of the Board of United
Way of Snohomish County and chaired the 1999 Community Campaign. She serves on the Board of Directors of the Boys and Girls Club of Snohomish County, Washington Bankers Association, the Washington Roundtable, the Washington State Major League Baseball Stadium Public Facilities District, and the Executive Advisory Board of the Albers School of Business and Economics at Seattle University. She is a past President of the Puget Sound Council of Camp Fire Boys and Girls. Ms. Nelson also serves as Vice Chair of the Company's Executive Committee and as a member of the Bank's Loan Committee.

DAVID R. O'CONNOR                                           Director since 1997
-----------------

     David R. O'Connor, age 59, has been a co-owner of Mobile Country Club in Everett, Washington since 1993. He was co-owner of O'Connor & Oehler Construction, Inc. from 1974 to 1996 and continues in his development business. Mr. O'Connor is a member of the Manufactured Housing Communities of Washington. Mr. O'Connor serves as a member of the Company's Compensation and Personnel Committee, the Corporate Governance and Nominating Committee and Executive Committee. He chairs the Bank's Loan Committee. Mr. O'Connor was a founding director of American First National Bank, which was acquired by Cascade Bank in 1997.

               THE BOARD RECOMMENDS A VOTE FOR THESE NOMINEES.

                  DIRECTORS CONTINUING IN OFFICE UNTIL 2006
                  -----------------------------------------

DWAYNE R. LANE                                              Director since 1995
--------------

     Dwayne R. Lane, age 69, is the owner of two automobile dealerships in Everett and one in Arlington, Washington. He has owned these dealerships for over 10 years. Mr. Lane is active in community affairs. He served 12 years as an Everett Port Commissioner and was a board member for Olympic Bank and Providence Hospital. Mr. Lane serves as a member of the Company's Compensation and Personnel Committee.

DENNIS R. MURPHY, PH.D.                                     Director since 1991
-----------------------

     Dennis R. Murphy, age 63, is Dean of the College of Business and Economics and Professor of Economics at Western Washington University in Bellingham, Washington, a position he has held since 1983. He served on the board of the Northwest Medical Bureau, where he chaired the Audit and Finance Committee, the Audit and Finance Committee of Western Washington University Foundation and the Regence Blue Shield Advisory Board. He is an immediate past member of the Whatcom Chamber of Commerce and Industry board and serves on the board of Jr. Achievement. He is past president of the United Way of Whatcom County and the Rotary Club of Bellingham. Dr. Murphy chairs the Audit and Finance Committee and serves as a member of the Executive Committee.

RONALD E. THOMPSON                                          Director since 1991
------------------

     Ronald E. Thompson, age 55, is the President of Windermere Commercial, Windermere Property Management and Turnkey Repair and Maintenance Divisions of Windermere Real Estate/Realty Brokerage, Inc. in Everett, Washington. He has been employed at Windermere Real Estate/Realty Brokerage, Inc. since 1984. The company provides full service commercial real estate brokerage, property management and property maintenance services. He is a past president of the Snohomish County-Camano Association of Realtors, a past state director of the Washington Association of Realtors and has served on the Board of Directors of the Mount Baker Council Boy Scouts of America, Providence Hospital Foundation's Board and the Everett Golf and Country Club. He received his Bachelor's degree in Business Administration from the University of Washington. Prior to his 25 plus years in real estate, he was a commercial banker. Mr. Thompson serves as the current Chair of the Corporate Governance and Nominating Committee, and is also a member of the Audit and Finance Committee, Loan Committee, and Executive Committee.

G. BRANDT WESTOVER                                          Director since 1986
------------------

     G. Brandt Westover, age 44, is Senior Vice President and Complex Manager for UBS Financial Services, Inc. in Seattle, Washington, a position he has held since 2003. Prior to this position, Mr. Westover was a corporate vice president and branch manager for UBS-Paine Webber in Bellevue, Washington from 1996 to 2002. He received his Bachelor's degree in Business Administration from the University of Washington and graduated from the Wharton School's Securities Institute advanced course work program. Mr. Westover is a past trustee of the University of Washington Alumni Association. He is also active with many charitable and community organizations including the Boys and Girls Club and Issaquah Little League. Mr. Westover serves as Vice Chair of the Board and the Compensation and Personnel Committee, and is a member of the Executive Committee, and the Corporate Governance and Nominating Committee.

                  DIRECTORS CONTINUING IN OFFICE UNTIL 2007
                  -----------------------------------------

JANICE E. HALLADAY                                          Director since 1999
------------------

     Janice E. Halladay, age 61, is a retired bank executive. Ms. Halladay was previously employed by Pioneer Bank in Lynnwood, Washington for 20 plus years and served as Senior Vice President of Operations from 1987 to 1993. She is a graduate of the School for Executive Development. She was subsequently employed by Moss Adams LLP, a regional accounting firm from 1997 to 2000. She is currently a member of the Board of Directors of the Northwest Service Area of the Providence Health System where she is a member of the Executive Committee and Chair of the Quality Care Committee, and serves as a member of the Camping Board of Stewards of the Pacific Northwest Conference of the Methodist Church. Ms. Halladay serves as Chair of the Company's Compensation and Personnel Committee, as a member of the Company's Corporate Governance and Nominating Committee and Executive Committee, and as a member of the Bank's Loan Committee.

HENRY M. ROBINETT                                           Director since 1997
-----------------

     Henry M. Robinett, age 74, is a general partner of Boyden, Robinett & Associates, LP, a real estate partnership involved in residential building, development and investments, a position he has held since 1990. He is a retired Marine Corp Officer, and holds a Bachelor's degree in General Education from the University of Omaha. Mr. Robinett is a National Director Emeritus in the Navy League of the United States; Lions Club International Melvin Jones Fellow; Director, Snohomish County Economic Development Council; and Director, Snohomish Affordable Housing Group. He previously served as a Director of the Everett Chamber of Commerce, USO Puget Sound, General Hospital Foundation, Snohomish County-Camano and Washington State Board of Realtors, and Snohomish County Airport Commission. Mr. Robinett serves as a member of the Audit and Finance Committee and as Vice Chair of the Bank's Loan Committee. Mr. Robinett was a founding director of American First National Bank in 1984, which was acquired by Cascade Bank in 1997.

CRAIG G. SKOTDAL                                            Director since 2001
----------------

     Craig G. Skotdal, age 31, is President of Skotdal Real Estate, a property development, investment and management company based in Everett, Washington, a position he has held since 1996. Mr. Skotdal graduated from Stanford University and from the University of Washington's business management program. Mr. Skotdal serves on the board of the Downtown Everett Association and actively supports urban revitalization projects that promote economic development, smart growth, and quality of life. Mr. Skotdal serves as a member of the Audit and Finance Committee and as a member of the Corporate Governance and Nominating Committee.

Independence of Directors
-------------------------

     NASDAQ listing standards (the market on which the Company's stock trades) require that a majority of the board of directors of each listed company must be independent as defined under NASDAQ rules.

     The Board of the Company has concluded that Richard L. Anderson, David W. Duce, Janice E. Halladay, Dwayne R. Lane, Dennis R. Murphy, David R. O'Connor, Henry M. Robinett, Ronald E. Thompson, Craig G. Skotdal, and G. Brandt Westover qualify as independent directors under the NASDAQ established criteria.

Board Committees and Meetings
-----------------------------

     During the year ended December 31, 2004, the Board held seven regular meetings. The Board has an Executive Committee, an Audit and Finance Committee, a Compensation and Personnel Committee, a Loan Committee, and a Corporate Governance and Nominating Committee.

     Executive Committee. The Executive Committee consists of the CEO, the Chair and Vice Chair of the Board, and Chairs of the other committees, and has authority to generally act for the full Board.

     Audit and Finance Committee. The Audit and Finance Committee is responsible to the Board for the areas of audit and compliance, asset and liability management, risk assessment and technology management. The Committee operates under a charter approved by the Board. The Audit and Finance Committee Charter is attached as Appendix A to this Proxy Statement. The Committee is responsible for the appointment, compensation, and oversight of the external auditor. The Committee provides direction and oversight to the internal audit department and reviews the examination of the Bank by federal regulatory authorities. The Committee also reviews the financial statements and filings. The current members of the Audit and Finance Committee are "independent" directors within the meaning of both the NASDAQ and Securities and Exchange Commission (SEC) rules. The Board has determined that Dennis R. Murphy and Richard L. Anderson are "audit committee financial experts" as defined under SEC rules.

     Compensation and Personnel Committee. The Compensation and Personnel Committee is responsible for establishing and reviewing the compensation and employee benefit policies of the Company and the Bank. The Committee approves compensation of executive officers, and recommends the granting of stock options. The Committee operates under a charter approved by the Board. The Company will provide a copy of the charter to shareholders upon request.

     Loan Committee. The Loan Committee reviews and approves loans in excess of the limits established for the Management Loan Committee. Included in that review are all extensions of credit to borrowers whose aggregate borrowing levels exceed the limits placed on the Management Loan Committee. The Loan Committee also reviews loans that do not conform to the Loan Policy.

     Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee reviews and assesses the composition of the Board and oversees an annual evaluation of the Board and its committees; assists in identifying potential candidates for directors; recommends candidates for director; and provides leadership with respect to corporate governance of the Company. The Committee is responsible for establishing criteria for director eligibility; procedures for nominating directors, including director nominations from shareholders and timelines for the nomination process; as well as nominating the Chair and Vice Chair of the Board. Only independent directors serve on this Committee. The Committee operates under a charter approved by the

Board. The charter is posted on the Company's website at www.cascadebank.com. The Company will also provide a copy of the charter to shareholders upon request.

     The Board and its committees may retain outside advisors as they determine necessary to fulfill their responsibilities. All committees report their activities to the full Board.

     Each Board member attended at least 75% of the aggregate meetings of the Board and of the Committees on which he or she served that were held during the period for which he or she was a Board or Committee member.

     The following table summarizes the membership of the Board and each of its committees, as well as the number of times each committee met during 2004.


                                                                                                 Corporate
                                                                                                 Governance
                                                     Audit and    Compensation                      and
                         Board          Executive     Finance     and Personnel     Loan (*)     Nominating
                         -----          ---------    ---------    -------------     --------     ----------
Richard L. Anderson      Member                        Member
David W. Duce            Chair          Chair
Janice E. Halladay       Member         Member                      Chair            Member          Member
Dwayne R. Lane           Member                                     Member
Frank M. McCord**        Member                                     Member
Dennis R. Murphy         Member         Member         Chair
Carol K. Nelson          Member         Vice Chair                                   Member
David R. O'Connor        Member         Member                      Member           Chair           Member
Henry M. Robinett        Member                        Member                        Vice Chair
Craig G. Skotdal         Member                        Member                                        Member
Ronald E. Thompson       Member         Member         Member                        Member          Chair
G. Brandt Westover       Vice Chair     Member                      Vice Chair                       Member

Number of Meetings
 Held in 2004              7              2              7             6               50              5



(*)  The Loan Committee is a committee of the Bank only.
(**) Frank McCord's term expires April 26, 2005, and he is not standing for re-election.

The directors of the Company also serve as directors of Cascade Bank, the only operating subsidiary of the Company. Cascade Bank has parallel committees and committee assignments.

Nomination Process
------------------

     The Corporate Governance and Nominating Committee (the "Governance Committee") is the nominating committee of the Board. The Governance Committee is governed by the Company's Articles of Incorporation and Bylaws with respect to the nominations. The Governance Committee is responsible for selecting nominees for election to the Board. The Governance Committee will consider nominations from shareholders, provided that such nominations are received by the Company's Secretary in accordance with the Articles of Incorporation, the Bylaws, and the date set in the prior year's Proxy Statement for the Annual Meeting of Shareholders.

     The Governance Committee will perform the following duties with respect to director nominations: (a) consider the criteria for identifying and selecting individuals who may be nominated for election to the Board; (b) determine the slate of nominees for election to the Board; (c) as the need arises, fill vacancies and actively seek individuals qualified to become Board members; and
(d) consider shareholder nominations for the Board when properly submitted in accordance with the Company's Articles of Incorporation and Bylaws.

     The Governance Committee will consider candidates for the Board who are recommended by its members, other Board members, shareholders and management, as well as those identified by a third party search firm the Company may retain to assist in identifying and evaluating possible candidates. The Committee evaluates candidates recommended by shareholders in the same manner that it evaluates other candidates. The Committee's evaluations will be based upon several criteria, including their broad-based business and professional skills and experiences; commitment to representing the long-term interests of shareholders; an inquisitive and objective perspective; the willingness to take appropriate risks; leadership ability; personal and professional ethics; personal integrity and judgment; and practical wisdom and sound judgement. Candidates should have reputations, both personal and professional, consistent with the Company's image and reputation.

     At a minimum, the majority of directors on the Board should be "independent," not only as that term may be legally defined, but also without the appearance of any conflict in serving as a director. In addition, irectors must have time available to devote to Board activities and to enhance their knowledge of the banking industry. Accordingly, the Governance Committee seeks to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

     The Governance Committee will utilize the following process for identifying and evaluating nominees to the Board. In the case of incumbent directors whose terms of office are set to expire, the Governance Committee will review such directors' overall service to the Company during their term, including the number of meetings attended, level of participation and quality of performance. In the case of new director candidates, the members of the Governance Committee will be polled for suggestions as to potential candidates that may meet the criteria above, discuss candidates suggested by Company shareholders and may also engage, if the Board deems appropriate, a professional search firm. To date, the Board and the Governance Committee have not engaged professional search firms to identify or evaluate potential nominees but may do so in the future, if necessary. The Governance Committee will then meet to discuss and consider these candidates' qualifications and then choose a candidate by majority vote.

Directors' Compensation
-----------------------

     As of December 31, 2004, the Chair of the Board receives a retainer at the rate of $36,000 per year plus 100 shares of the Company's common stock. As an annual retainer, the Chair of the Audit and Finance Committee receives $28,800, the Chair of Compensation and Personnel Committee receives $21,000, the Chair of the Loan Committee receives $18,000, and the Chair of the Corporate
Governance and Nominating Committee receives $18,000.   Each of the above
mentioned chairs also receives 100 shares of the Company's common stock. All members of the Loan Committee receive an additional $8,400 per annum. All other outside directors of the Company are paid a retainer of $12,000. Any director that serves on two committees is paid an additional $1,200 per year. Under the Directors Bonus Program, outside directors individually qualify for an annual bonus equal to .025% of the Company's net income. For the year ended December 31, 2004 a total of $2,696.16 was paid to each outside director under the Program.

     Under the Company's 1997 Elective Equity Plan and 2002 Equity Compensation Plan, directors could elect to receive shares of the Company's stock in lieu of receiving cash compensation for the year. Those plans were replaced by the 2003 Long Term Stock Incentive Plan, which was approved at the 2002 Annual Meeting of Shareholders.

Compensation and Personnel Interlocks and Insider Participation
---------------------------------------------------------------

     No member of the Compensation and Personnel Committee is an executive officer or former officer of the Company, with the exception of Frank M. McCord, who served as the Chief Executive Officer of the Company from 1990 to 2002, and as the Chief Executive Officer of Cascade Bank from 1990 to 2001. Mr. McCord served as an independent consultant to the Company from May 1, 2003 to April 30, 2004, for which he received a consulting fee of $110,000. Since April 30, 2004, Mr. McCord has not served as an employee or consultant to the Company or its subsidiary, Cascade Bank. No executive officer of the Company served on the board of directors of any entity whose executive officers included a director of the Company.

Standards of Conduct
--------------------

     The Board has adopted Standards of Conduct for employees, officers and directors, which includes a "code of ethics" as defined by Item 406 of the Regulation S-K and applies to the Company's Chief Executive Officer and Chief Financial Officer, as well as all other employees. The Company will provide a copy of the Standards of Conduct to shareholders upon request.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
        --------------------------------------------------------------

     Persons and groups who beneficially own more than 5% of the Company's common stock are required to file certain reports with the Securities and Exchange Commission ("SEC") and to provide a copy to the Company disclosing such ownership. Based on such reports, the following table sets forth, as of February 15, 2005, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of common stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of common stock at February 15, 2005.

     The following table shows the number of shares of the Company's common stock beneficially owned at February 15, 2005 by the Company's directors and nominees for director, executive officers identified in the Summary Compensation Table and all directors and executive officers as a group. The address of each person, except as set forth below, is the same as the Company's principal office.

                                                                      % of
                                          Number of Shares           Shares
            Name                         Beneficially Owned (1)    Outstanding
-------------------------------------------------------------------------------
Beneficial Owners of more than 5%:
----------------------------------
Arthur W. Skotdal, Andrew P.
Skotdal and Craig G. Skotdal
c/o Douglas A. Schafer
Schafer Law Firm
P.O. Box 1134
Tacoma, WA  98401                             704,895                  7.4%

Directors:
----------
David W. Duce                                  43,520 (2)               *
Janice E. Halladay                             20,013                   *
Dwayne R. Lane                                 62,123                   *
Frank M. McCord                               315,584                  3.3%
Dennis R. Murphy                               30,173                   *

                                                                      % of
                                          Number of Shares           Shares
            Name                         Beneficially Owned (1)    Outstanding
-------------------------------------------------------------------------------
Carol K. Nelson **                            116,176                  1.2%
David R. O'Connor                             116,427 (3)              1.2%
Henry M. Robinett                              25,235                   *
Craig G. Skotdal                              704,895 (4)              7.4%
Ronald E. Thompson                             46,771                   *
G. Brandt Westover                             34,315                   *
Richard L. Anderson                             4,762                   *

Executive Officers:
-------------------
Steven R. Erickson                             54,646                   *
Robert G. Disotell                            140,907                  1.5%
Lars H. Johnson                                67,430                   *
Debbie E. McLeod                               13,416                   *

All executive officers and Directors
as a group (19 persons)                     1,866,503                 19.5%

*    Less than 1% of shares outstanding.
**   Also an executive officer of the Company and the Bank.

(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses or other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership over which shares the persons named in the table possess voting and/or investment power. Shares held in accounts under the Company's ESOP as of December 31, 2004 are included in the above table as follows: Ms. Nelson: 896; Mr. McCord:
     12,204; Mr. Erickson: 10,973; Mr. Johnson: 997; and Ms. McLeod: 347; all executive officers and directors as a group: 36,970. Shares held under the Bank's 401(k) plan as of December 31, 2004 are included as follows:
     Mr. Disotell: 14,286; Mr. Erickson: 4,704; Mr. Johnson: 2,645; Mr. McCord:
     19,699; and Ms. Nelson: 196. These amounts do not include the remaining shares held by the Bank's 401(k) plan for which Messrs. McCord, Westover, and Johnson act as trustees. The amounts shown also include the following amounts of common stock which the following individuals have the right to acquire within 60 days of February 15, 2005 through the exercise of stock options granted pursuant to the Company's stock option plans: Mr.
     Erickson: 20,623; Ms. Halladay: 10,070; Mr. Johnson: 60,038; Ms. McLeod:
     12,173; Ms. Nelson: 109,272; Mr. O'Connor: 4,922; Mr. Skotdal: 6,445; all
     executive officers and directors as a group: 245,588.

(2) Includes 412 shares held by Mr. Duce's five children, and 2,276 shares held by a testamentary trust of which Mr. Duce is trustee.

(3) Includes 33,141 shares held by a trust in which Mr. O'Connor has a pecuniary interest.
(4) Includes 243,442 shares held by Mr. Skotdal's brother of which Mr. Skotdal has the authority to vote, 194,932 shares held by a limited liability company in which Mr. Skotdal has a pecuniary interest, and 13,107 shares held by Mr. Skotdal's father which Mr. Skotdal has the authority to vote.

              COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
              -------------------------------------------------

     Based upon a review of reports and written representations furnished to it, the Company believes that during fiscal year 2004, all filings with the Securities and Exchange Commission by its executive officers and directors complied with requirements for reporting ownership and changes in ownership of the Company's common stock pursuant to Section 16(a) of the Securities Exchange Act of 1934, except for Robert G. Disotell who, due to an oversight, did not file timely a report for shares sold from the Company's 401(k) Plan. The report was promptly filed upon discovery of the oversight.

                            EXECUTIVE COMPENSATION
                            ----------------------

     The following Summary Compensation Table sets forth the compensation earned by the Company's Chief Executive Officer and the four other most highly compensated executive officers who were serving as such as of December 31, 2004 (collectively, the "Named Officers") and each of whose aggregate compensation for calendar 2004 exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries for that year.




                                                                     Summary Compensation Table
                                                                     --------------------------
                                                                                              Long-Term
                                                      Annual Compensation                    Compensation
                                                                                                Awards
                                              ----------------------------------------     ----------------
                                                                                              Securities         All Other
                                                                       Other Annual           Underlying       Compensation (4)
Name and Position                    Year     Salary     Bonus (1)     Compensation (2)     Options (#) (3)
-------------------------------------------------------------------------------------------------------------------------------
Carol K. Nelson
 President and Chief Executive
 Officer of the Company and the
 Bank (5)                            2004    $220,500    $357,175           ---                  12,092          $  6,841
                                     2003     210,000     208,620           ---                  16,250             7,523
                                     2002     200,000     304,720           ---                  12,500            10,697

Robert G. Disotell
 Executive Vice President of
 the Bank-Chief Credit Officer       2004    $ 99,282    $ 32,500           ---                   6,100          $  5,635
                                     2003      96,176      25,000           ---                   8,125             5,770
                                     2002      92,475      25,500           ---                   6,250             5,345

Steven R. Erickson
 Executive Vice President of the
 Bank-Real Estate Lending            2004    $106,686    $ 61,250           ---                   6,100          $  4,833
                                     2003     100,631      64,250           ---                   8,125             5,492
                                     2002      88,340      65,000           ---                   8,750             7,719

Lars H. Johnson
 Executive Vice President and
 Chief Financial Officer of the
 Bank and Treasurer/Secretary of
 the Company                         2004    $133,467    $ 45,000           ---                   8,500          $  6,752
                                     2003     128,400      50,000           ---                  11,250             7,323
                                     2002     123,000      40,000           ---                   8,750             8,375


                                                                     Summary Compensation Table
                                                                     --------------------------
                                                                                              Long-Term
                                                      Annual Compensation                    Compensation
                                                                                                Awards
                                              ----------------------------------------     ----------------
                                                                                              Securities         All Other
                                                                       Other Annual           Underlying       Compensation (4)
Name and Position                    Year     Salary     Bonus (1)     Compensation (2)     Options (#) (3)
-------------------------------------------------------------------------------------------------------------------------------
Debbie E. McLeod
 Executive Vice President-Retail
 Banking                             2004    $ 96,100    $ 50,000           ---                   6,100          $  6,595
                                     2003      91,638      45,000           ---                   8,125             5,782
                                     2002      87,125      40,000           ---                   6,250             3,468




(1) Bonus totals for 2004 and 2003 include awards attributed to the years ended December 31, 2004 and December 31, 2003. Bonus totals for 2002 include awards attributed to the year ended December 31, 2002, except for Carol K. Nelson. Ms. Nelson's 2002 bonus includes $212,050 attributable to the twelve-month period from July 1, 2001 to June 30, 2002 and $92,700 attributable to the six-month period from July 1, 2002 to December 31, 2002.

(2) Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.

(3) Option grants for all years are adjusted for 5-for-4 stock split that was effective December 19, 2003.

(4) All Other Compensation for calendar year 2004 includes the following: for Ms. Nelson, employer contribution to 401(k) Plan of $6,000 and ESOP contribution of $841; for Mr. Erickson, employer contribution to 401(k) Plan of $4,152 and ESOP contribution of $681; for Mr. Disotell, employer contribution to 401(k) Plan of $5,111 and ESOP contribution of $524; for Mr. Johnson, employer contribution to 401(k) Plan of $6,000 and ESOP contribution of $752, and for Ms. McLeod, employer contribution to 401(k) Plan of $6,000 and ESOP contribution of $595. (ESOP contributions include the reallocation of the unvested amounts forfeited by departing Plan participants.)

(5) Ms. Nelson became Chief Executive Officer of the Company on May 1, 2002. She previously served as Chief Operating Officer of the Company. She continues to serve as President and Chief Executive Officer of the Bank.

     Employment Agreement. The Bank entered into an employment agreement with Carol K. Nelson on January 24, 2001, which was effective February 19, 2001. The agreement was amended and extended on July 23, 2003. Ms. Nelson's current base salary (which is subject to annual review) is $231,500 for 2005. She is entitled to participate in employee benefit plans and other fringe benefits applicable to executive personnel. The three-year term of the agreement may be extended annually for an additional year. The employment of Ms. Nelson is terminable at any time for cause as defined in the agreement, and she may be terminated without cause in which case she would continue to receive compensation otherwise payable over the remaining term of the agreement. The agreement provides for payment of bonuses each year based on the amount of the Bank's net profit before taxes. The agreement also provides for the payment of severance benefits to Ms. Nelson in the event of her termination of employment following a change in control of the Company or the Bank. If the termination is within 12 months after the change in control, such benefits would include (i) a severance benefit equal to three times Ms. Nelson's annual compensation and bonus for the prior year, or if the termination occurs more than 12 months after a change in control, such a benefit would include (ii) Ms. Nelson's annual compensation and bonuses for the balance of the term of the agreement, or two times the amount of her then current year base salary and bonus, whichever is greater, and subject to reduction to avoid any "excess parachute payment" for federal income tax purposes.

     Change in Control Agreements. The Bank has entered into Change of Control /Severance Agreements with Robert G. Disotell, Steven R. Erickson, Lars H. Johnson, Debbie E. McLeod and three other executive officers who are not included in the above table. These agreements generally provide that within twenty-four months after a change of control, if an executive is terminated other than for cause or for good reason (as such terms are defined in the agreements), such executive will generally be entitled to receive a severance payment equal to two times the executive's annual compensation. The agreements generally define a change in control as the acquisition of all or a substantial part of the Company or the Bank, the merger of the Company or the Bank into another company that is the surviving company, the sale of substantially all of the assets of the Company or the Bank to another company, or a hostile acquisition of substantially all of the stock of the Company or the Bank.

     Option Grants in Last Fiscal Year. The following table sets forth information concerning the grant of stock options to Carol K. Nelson, Steven
R. Erickson, Robert G. Disotell, Lars H. Johnson, and Debbie E. McLeod during the year ended December 31, 2004.

                                                          Option Grants
                                                          -------------

                                                                                       Potential Realizable Value at
                                                                                         Assumed Annual Rates of
                                                                                       Stock Price Appreciation for
                               Individual Grants                                                Option Term
--------------------------------------------------------------------------------------------------------------------
                         Number of       % of Total
                          Shares          Options
                        Underlying       Granted to      Exercise
                         Options         Employees        Price        Expiration
     Name                Granted (*)     in Period      ($/Share)         Date                  5%          10%
--------------------------------------------------------------------------------------------------------------------
Carol K. Nelson          12,092            9.8%          $19.90          3/23/14            $151,331     $383,504
Steven R. Erickson        6,100            4.9            19.90          3/23/14              76,342      193,464
Robert G. Disotell        6,100            4.9            19.90          3/23/14              76,342      193,464
Lars H. Johnson           8,500            6.9            19.90          3/23/14             106,378      269,582
Debbie E. McLeod          6,100            4.9            19.90          3/23/14              76,342      193,464


(*) Options granted vest 10% after the first year of grant, 20% per annum in years 2 through 4, and 30% at the end of the fifth year. Options were granted under the Company's 2003 Stock Option Plan, and have an exercise price equal to the fair market value of the common stock on the date of grant. The dollar gains under these columns result from calculations required by the SEC rules and are not intended to represent or anticipate future price appreciation of the common stock of the Company. It is important to note that options have value to the listed executive only if the stock price increases above the exercise price shown in the table during the effective option period. In order for the listed executive to realize the potential values set forth in the 5% column and the 10% column in the table, the price per share of the Company's common stock would be approximately $32.42 and $51.62. Although not required under the terms of the Company's 2003 Stock Option Plan, options granted in 2004 will become immediately exercisable in the event of a change in control of the Company.

     Option Exercise/Value Table. The following information is presented for the Chief Executive Officer and the other Named Officers with respect to options exercised during the fiscal year ended December 31, 2004, and remaining unexercised at the end of 2004.


                               Aggregated Option Exercises in Last Fiscal Year
                                        and Year-End Option Values
                               -----------------------------------------------
                                                      Number of Securities          $ Value of Unexercised In-the-
                          Shares        Value        Underlying Unexercised         Money Options at Fiscal Year-
                        Acquired on    Realized       Options at Year-End                      End (2)
     Name               Exercise (#)    ($)(1)    Exercisable     Unexercisable     Exercisable     Unexercisable
------------------------------------------------------------------------------------------------------------------
Carol K. Nelson            ---           ---        108,062           70,279        $2,031,566       $1,321,245

                               Aggregated Option Exercises in Last Fiscal Year
                                        and Year-End Option Values
                               -----------------------------------------------
                                                      Number of Securities          $ Value of Unexercised In-the-
                          Shares        Value        Underlying Unexercised         Money Options at Fiscal Year-
                        Acquired on    Realized       Options at Year-End                      End (2)
     Name               Exercise (#)    ($)(1)    Exercisable     Unexercisable     Exercisable     Unexercisable
------------------------------------------------------------------------------------------------------------------
Steven R. Erickson         ---           ---         18,263           28,386           343,344          533,657
Robert G. Disotell         ---           ---          7,012           18,962           131,826          356,486
Lars H. Johnson            ---           ---         43,688           56,999           821,334        1,071,581
Debbie E. McLeod           ---           ---         10,313           23,912           193,884          449,546



(1) The value realized on exercised options is calculated on the difference between the strike price of the options and the price at the close of business of the Company's stock on the date of exercise.
(2) The value of unexercised in-the-money options is calculated using a fair market value of $18.80 as of December 31, 2004, based on the last known trade, less the strike price on those options. Options have been adjusted for stock dividends.

                     EQUITY COMPENSATION PLAN INFORMATION
                     ------------------------------------

     The following table sets forth information regarding outstanding options and shares reserved for future issuance under the equity compensation plans as of February 15, 2005.

                          Number of Shares                         Number
                           to be Issued                           of shares
                           Upon Exercise     Weighted Average     Remaining
                           of Outstanding     Exercise Price     Available for
                              Options         of Outstanding    Future Issuance
Plan Category             (in thousands)         Options         (in thousands)
--------------------      ----------------   ----------------   ---------------
Equity compensation
plans approved by
shareholders-1992
and 1997 Plans                  471               $ 5.16               --

Equity compensation
plans approved by
shareholders-2003 Plan          199                15.86              551

Equity compensation
plans not approved by
shareholders                     --                   --               --

Total                           670               $ 9.13              551

2003 Long Term Stock Incentive Plan
-----------------------------------

     The 2003 Long Term Stock Incentive Plan allows for the grant of incentive stock options and non-qualifying stock options to all officers, directors and employees of the Company and its subsidiaries.

     The Plan is administered by the Compensation and Personnel Committee. During 2004, options to purchase a total of 123,592 shares were granted to select employees under the Plan. As of December 31, 2004, options to purchase a total of 551,275 shares remain available (of the original split adjusted 750,000 shares) for issuance under the Plan.

              REPORT OF THE COMPENSATION AND PERSONNEL COMMITTEE
              --------------------------------------------------

     Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Bank and Company. The Compensation and Personnel Committee's duties are to establish and administer policies that govern executive compensation for the Company. The Committee evaluates the individual performance of the President and Chief Executive Officer, the Chief Financial Officer, and other senior level officers and reviews compensation policies for all senior management.
The committee receives input from the President on the other executive officers' performance and has final authority to set individual compensation levels.

     The executive compensation policies of the Company are designed to reflect the attainment of short-term and long-term financial performance goals and to enhance the ability of the Company to attract and retain qualified executive officers. The Committee considers a variety of subjective and objective factors in determining the compensation package for individual executives. These factors include the performance of the Company overall, the responsibilities assigned to each executive, and the performance of each executive in their assigned areas of oversight.

     Base Salary. The Company's compensation plan involves a combination of salary and cash bonuses tied to short-term performance. Salary levels are designed to be competitive within the banking industry based on a peer group analysis of Pacific Northwest financial institutions. Given the Company's performance and size, the Committee concluded that the base salaries of the reviewed executive officers were adjusted appropriately for 2004.

     Bonus Programs. An incentive bonus plan is in effect for the executive officers of the Company that is designed to compensate for performance. The plan for the President is based upon the profitability of the Company as established within her employment contract. The plan for all other executive officers is based upon the attainment of certain negotiated goals including Company and line of business profitability; loan levels and credit quality; expense management; as well as leadership and teamwork. Performance is evaluated by the President (and reviewed by the Compensation and Personnel Committee) quarterly, with 70% of any award paid at the end of each quarter and the remaining 30% at the end of the year.

     Deferred Compensation Plan. In December 2004, the Board adopted the Cascade Bank Deferred Compensation Plan. The purpose of this Plan is to provide specified benefits to a select group of management or highly compensated employees who contribute materially to the continued growth, development and business success of Cascade Bank. The Plan was adopted to meet conditions of a provision in the Merger Agreement with Issaquah Bancshares. The Plan permits the participants who are selected by the Committee to elect to defer up to 25% of their base salary and up to 50% of any bonus annually with benefits payable at normal retirement age or in other special circumstances outlined in the Plan. The Plan also permits Company ontributions. Participant contributions are fully vested on the date of contribution; any Company contributions are subject to a vesting schedule set by the Committee, which may differ from participant to participant. Deferred amounts accrue interest at a rate equal to The Wall Street Journal prime rate plus 1%, not to exceed 10%. Currently, there is only one participant in the Plan for whom a $15,000 Company contribution was made in 2004. This contribution was made to fulfill a commitment made in the Merger Agreement with Issaquah Bancshares and was fully vested upon date of award. The Committee is considering to what extent other executives may be permitted to participate in the Plan. To date, no decision has been made.

     Option Grants. The Committee selects employees who will receive stock options and determines the number to be granted. Stock options are designed to provide long-term incentives for key employees. These grants were made at current market prices under the rules of the 2003 Long-Term Incentive Plan adopted by the shareholders.

     Compensation of the Chief Executive Officer. As of May 1, 2002, Carol K. Nelson was appointed Chief Executive Officer of Cascade Financial Corporation. Previously, Ms. Nelson was President and Chief Operating Officer of Cascade Financial and President and Chief Executive Officer of Cascade Bank, titles which she retains. For the year ended December 31, 2004, Ms. Nelson's base salary was $220,500. In addition, pursuant to her employment contract, as amended on January 27, 2004, Ms. Nelson was paid a bonus based upon the Company's net profit before tax. For the year ended December 31, 2004, Ms. Nelson received a bonus of $357,175.

     In addition, for the year ended December 31, 2004, Ms. Nelson was awarded options to purchase 12,092 shares of stock, which reflected the attainment of specific performance criteria established by the Compensation and Personnel Committee, including but not limited to leadership, profitability, regulatory examination ratings and investor relations. These options were granted at current market prices under the rules of the 2003 Long Term Stock Incentive Plan. The Committee believes that Ms. Nelson's compensation is appropriate based upon the Company's overall performance.


COMPENSATION AND PERSONNEL COMMITTEE

                                 Janice E. Halladay, Chair
                                 Dwayne R. Lane
                                 Frank M. McCord
                                 David R. O'Connor
                                 G. Brandt Westover


                    REPORT OF AUDIT AND FINANCE COMMITTEE
                    -------------------------------------

     The Audit and Finance Committee ("Audit Committee") represents and assists the Board in its oversight of the integrity of the Company's financial reporting; the independence, qualifications and performance of the Company's independent auditors, and the performance of the internal auditor; and the Company's compliance with legal and regulatory requirements. The Audit Committee consists of five members listed below, each of whom is an independent director under NASDAQ listing standards and, in accordance with SEC and NASDAQ requirements, meets additional independence standards applicable to audit committee members. Dennis R. Murphy, Ph.D. and Richard L. Anderson, C.P.A. qualify as "audit committee financial experts" within the meaning of that term as defined by the Securities and Exchange Commission pursuant to Section 407 of the Sarbanes-Oxley Act of 2002.

     The Company's management is responsible for preparing the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The Audit Committee is directly responsible for the compensation, appointment and oversight of the Company's independent registered public accounting firm, Moss Adams LLP. The auditors report directly to the Audit Committee and are responsible for auditing the financial statements and expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The Audit Committee also meets privately in separate executive sessions periodically with management, the internal auditors and the independent auditors.

     In this context, the Audit Committee has held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors.

     The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended. The independent auditors provided to the Audit Committee the written disclosures and letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the auditors their independence.

     Based on the considerations above, the Audit Committee recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for fiscal 2004 for filing with the Securities and Exchange Commission. The Audit Committee has selected Moss Adams LLP as the Company's independent auditors for fiscal 2005. Audit and any permitted non-audit services provided to the Company by Moss Adams LLP are pre-approved by the Audit Committee.

AUDIT AND FINANCE COMMITTEE

                                 Dennis R. Murphy, Ph.D. Chair
                                 Richard L. Anderson, C.P.A.
                                 Henry M. Robinett
                                 Craig G. Skotdal
                                 Ronald E. Thompson


                     SHAREHOLDER RETURN PERFORMANCE GRAPH
                     ------------------------------------

     The following graph compares the Company's cumulative shareholder return on its common stock with the return on the Nasdaq (U.S. Stock) Index and a peer group of the Nasdaq's Financial Index. Total return assumes (i) the reinvestment of all dividends and (ii) the value of the investment in the Company's common stock and each index was $100 at the close of trading on December 31, 1999.

[GRAPH] Comparison of Five Year Cumulative Total Return*

                     12/31/99  12/31/00  12/31/01  12/31/02  12/31/03  12/31/04
Cascade Financial
 Corporation          100.00     79.27    80.73     124.38    252.34    244.79
Nasdaq (Composite)
 Index                100.00     60.71    48.64      32.83     49.23     53.45
Nasdaq OTC Bank
 Index                100.00    114.67   126.23     132.33    171.42    190.26

*Assumes that the value of the investment in the Company's common stock and each index was $100 on December 31, 1999, and that all dividends were reinvested.

                   TRANSACTIONS WITH MANAGEMENT AND OTHERS
                   ---------------------------------------

     Certain transactions involving loans, deposits, credit cards and sales of commercial paper, certificates of deposit and other money market instruments and certain other banking transactions occurred during 2004 between the Bank and certain directors or executive officers of the Company and its subsidiaries, members of their immediate families, corporations or organizations of which any of them is an executive officer or partner or of which any of them is the beneficial owner of 10% or more of any class of securities, or associates of the directors, the executive officers or their family members. The transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, that prevailed at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

                             INDEPENDENT AUDITORS
                             --------------------

     The Board has selected Moss Adams LLP, Certified Public Accountants, as independent auditors for the Company for the fiscal year ending December 31, 2005. Representatives of Moss Adams LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire, and are expected to be available to respond to appropriate questions.

Audit and Non-Audit Fees
------------------------

     The following table presents fees for professional audit services rendered by Moss Adams LLP for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2004, and fees billed for other services rendered.

     The aggregate fees billed to the Company by Moss Adams LLP for 2004 were as follows:

                                         Fiscal Year Ended
                                         December 31, 2004
                                         -----------------
                    Audit Fees               $165,517
                    Audit-related Fees         50,505
                    Tax Fees                   16,325
                       Total Fees            $232,347


                              OTHER INFORMATION
                              -----------------

Shareholder Communications with the Board
-----------------------------------------

     To contact members of the Board, individually or collectively, on any subject, please address that communication to:

     Lars H. Johnson, Corporate Secretary
     Cascade Financial Corporation
     2828 Colby Avenue
     Everett, WA 98201

     The Corporate Secretary will acknowledge the receipt of the communication; inform the shareholder concerning the distribution of that communication; and when any action (if requested) would be reviewed by the Board and/or the relevant functional committee. The Corporate Secretary will notify the shareholder of any action taken by the Board in reference to the shareholder's request.

     While the Company does not have a formal policy regarding attendance by members of the Board at the Company's Annual Meetings of Shareholders, it has always encouraged its directors to attend and expects to continue this informal policy. Shareholders are encouraged to interact with the directors at that time. Ten directors attended the 2003 Annual Meeting, which was held May 4, 2004 at the Everett Golf and Country Club.

Expenses of Solicitation
------------------------

     The Company will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial owners. Directors, officers and regular employees of the Company, without extra compensation, may solicit proxies personally or by mail, telephone, facsimile or electronic mail.

Shareholder Proposals and Director Nominations
----------------------------------------------

     In order to be eligible for inclusion in the Company's proxy materials for the 2006 Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's executive offices at 2828 Colby Avenue, Everett, Washington 98201 no later than November 15, 2005. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     Shareholders wishing to submit recommendations for director candidates must provide the following information in writing to the attention of the Secretary of the Company by certified or registered mail:

  * The name, address, and biography of the candidate, including such person's written consent to being named in the Proxy Statement as a nominee and to serving as a director, if elected, and certain information regarding the shareholder giving such notice;

  * The name, address, and phone number of the shareholder or group of shareholders making the recommendation; and

  * With respect to common stock beneficially owned by the shareholder or group of shareholders making the recommendation, and to the extent any shareholder is not a registered holder, proof of the number of shares held.

     To be considered by the Corporate Governance and Nominating Committee for the 2006 Annual Meeting of Shareholders, a director candidate nomination must be received by the Secretary by December 31, 2005.

     The notice with respect to business proposals to be brought before the Annual Meeting must state the shareholder's name, address and the number of shares of common stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the shareholder in the proposal.

                                MISCELLANEOUS
                                -------------

     The Company's December 31, 2004 Annual Report is being sent to shareholders of record as of March 15, 2005, together with this Proxy Statement.

     The Company will furnish to shareholders without charge a copy of its Form 10-K for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission, upon receipt of a written request addressed to Cascade Financial Corporation, 2828 Colby Avenue, Everett, WA 98201. Reports, proxy statements and other information filed by the Company are also available on the internet at the SEC's World Wide Web site at http://www.sec.gov.

     The Board knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

                                           By Order of the Board of Directors,

                                           /s/ Lars H. Johnson
                                           --------------------
                                           Lars H. Johnson
                                           Secretary

                                                                     APPENDIX A

                        CASCADE FINANCIAL CORPORATION
                     AUDIT AND FINANCE COMMITTEE CHARTER
                     -----------------------------------

The purpose of the Audit and Finance Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities by reviewing the systems of internal controls which management and the Board have established, reviewing the financial information which will be provided to the shareholders and others, selecting and reviewing the performance and assuring the independence of independent accountants, and overseeing the Company's accounting and financial reporting processes and the audits of the Company's financial statements.

COMPOSITION
-----------

The Committee is comprised of not fewer than three outside Directors who meet the NASDAQ requirements and the SEC requirements for audit committee independence.(i) Members of the Committee have a degree of independence that will assure that any relationship with the corporation will not interfere with their independence from management.

All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Upon recommendation of the Board chair, the Board shall approve the chair and members of the Committee. Each appointed Committee member may be removed by the Board at any time.

SPHERE OF RESPONSIBILITIES
--------------------------

The Committee is responsible to the Board for the areas of audit and compliance, asset and liability management, investments, risk assessment, and technology management.

External
--------

   Be directly responsible for the appointment, compensation, retention and oversight of the work of the accounting firm engaged for the purpose of preparing or issuing an audit report. Such firm will report directly to the Committee.

   Review the effectiveness of the independent audit effort, including approval of the scope of, and fees charged in connection with, the annual audit, quarterly reviews and any non-audit services being provided. Review and report to the Board the engagement of the external auditor, including fees.

   Obtain on an annual basis a formal written statement from the external auditor delineating all relationships between the accountants and the Company consistent with Independence Standards Board Standard No. 1, and review and discuss with the accountants all significant relationships the external auditors have with the Company which may affect their independence. The Audit Committee will actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and recommend that the Board take appropriate action to oversee the independence of the outside auditor.

   Monitor, evaluate, and report to the Board on any changes in accounting practice or standards.

                             Appendix A - Page 1

   Review all external audit findings; meet with the external auditors as appropriate.

   Recommend for implementation any corrective actions that might be required or desired as a result of the audit.

   Review the financial statements and any reports or other financial information submitted to any governmental body or the public.

Internal
--------

   Review annually this Committee Charter for adequacy and recommend any changes to the Board.

   Engage the internal auditors ("IA"). Review the IA's performance.

   Review and approve the audit schedule and any revisions to the schedule.

   Review the reports relating to all audits and reviews undertaken by the IA.

   Review and monitor the implementation of management's responses to audit findings.

   Review the adequacy of internal controls including computerized information systems controls and security. Review any management letters or internal control reports prepared by the independent accountants or the Company's internal auditors and responses to prior management letters, and review with the independent accountants the Company's internal financial controls.

   Recommend changes to policies, practices, and procedures relating to findings of internal audits.

   Assess the needs of the internal audit function and provide support levels appropriate to that need.

   Establish procedures for: (1) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (2) the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

General
-------

   Review and resolve any significant disagreement among management and the independent accountants.

   Review with the independent accountants, internal audit and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

   Engage and determine funding for such independent advisers and counsel as the Committee determines are necessary or appropriate to carry out its functions hereunder. The company will provide appropriate funding to the Committee, as determined by the Committee, for payment of: (1) compensation to the independent auditors for services approved by the Committee; (2) compensation to any outside advisors retained by the Committee; and (3) the ordinary administrative expenses of the Committee.

                             Appendix A - Page 2

Meetings
--------

   The Committee shall meet in person or telephonically at least quarterly and in addition at the discretion of chairperson or upon the request of a majority of the members, or upon unanimous written consent as determined by the Committee or its chairperson. In addition, the Committee will meet at any time that the independent auditor believes communication to the Committee is required. The chairperson shall set meeting agendas. At all meetings, a majority of the total number of members shall constitute a quorum.

-------------------
(i) Independent Audit Committee Members

The new rules specify the relationships that disqualify a director from being considered "independent" for purposes of serving as a member of an issuer's audit committee. A director will not be considered "independent" for purposes of serving on an audit committee if, among other things, he or she has:

     been employed by the corporation or its affiliates in the current or past three years;

     accepted any compensation from the corporation or its affiliates during the current or any of the past three fiscal years (except for board service, retirement plan benefits, or nondiscretionary compensation);

     an immediate family member who is, or has been in the past three years, employed by the corporation or its affiliates as an executive officer;

     been a partner, controlling shareholder or an executive officer of any for-profit business to which the corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

     been employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee;

     been employed, or had an immediate family who was employed, by the company's outside auditor or otherwise worked on such audit during any of the past three years; or

     participated in the preparation of the financial statements of the company or its subsidiaries at any time during the past three years.

                             Appendix A - Page 3

                               REVOCABLE PROXY
                        CASCADE FINANCIAL CORPORATION

                        ANNUAL MEETING OF SHAREHOLDERS
                                  April 26, 2005

   The undersigned hereby appoints the official proxy committee consisting of all of the members of the Board of Directors of Cascade Financial Corporation ("Corporation"), Everett, Washington, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Everett Golf & Country Club, Everett, Washington, on April 26, 2005 at 6:30 p.m., and at any and all adjournments thereof, as follows.

   Address Change/Comments (Mark the corresponding box on the reverse side)
 -----------------------------------------------------------------------------
|                                                                             |
|                                                                             |
|                                                                             |
 -----------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             Fold and Detach Here

     You can now access your Cascade Financial Corporation account online.

Access your Cascade Financial Corporation shareholder account online via Investor ServiceDirect(r) (ISD).

Mellon Investor Services LLC, Transfer Agent for Cascade Financial Corporation, now makes it easy and convenient to get current information on your shareholder account.

   * View account status               * View payment history for dividends

   * View certificate history          * Make address changes
   * View book-entry information       * Obtain a duplicate 1099 tax form
                                       * Establish/change your PIN

             Visit us on the web at http://www.melloninvestor.com
         For Technical Assistance Call 1-877-978-7778 between 9am-7pm
                        Monday-Friday Eastern Time


-------------------------------------------------------------------------------

Please Mark Here for Address Change or Comments [ ]  SEE REVERSE SIDE

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSAL.

Proposal 1. The election as directors of all nominees listed below (except as marked to the contrary below).


                             FOR     WITHHOLD   FOR ALL
                             ALL       ALL      EXCEPT
(01)  Richard L. Anderson     __        __        __
(02)  David W. Duce          |  |      |  |      |  |
(03)  Carol K. Nelson        |__|      |__|      |__|
(04)  David R. O'Connor

INSTRUCTION: To withhold authority to vote, mark "FOR ALL EXCEPT" and write the nominee's name on the line below.

---------------------------------------------

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted "for" the proposals stated. If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting.

This Proxy is solicited by the Board of Directors
-------------------------------------------------

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Corporation, prior to the execution of this proxy, of the Notice of the Annual Meeting of Shareholders, the Proxy Statement, and the 2004 Annual Report to Shareholders.

Dated:                , 2005
      ----------------


-------------------------                  -------------------------
Print Name of Shareholder                  Print Name of Shareholder


-------------------------                  -------------------------
Signature of Shareholder                   Signature of Shareholder


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

-------------------------------------------------------------------------------
                             Fold and Detach Here

                     Vote by Internet or Telephone or Mail
                         24 Hours a Day, 7 Days a Week
   Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

   Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and
                          returned your proxy card.

        Internet                OR       Telephone        OR       Mail
-------------------------------    ----------------------     ---------------
http://www.proxyvoting.com/casb    1-866-540-5760             Mark, sign and
Use the internet to vote           Use any touch-tone         date your proxy
your proxy. Have your proxy        telephone to vote your     card and return
card in hand when you access       proxy.  Have your proxy    it in the
the web site.                      card in hand when you      enclosed postage
                                   call.                      -paid envelope.


              If you vote your proxy by Internet or by telephone,
                 you do NOT need to mail back your proxy card.